Exhibit 10.2

Prepared by:	§
Joseph Tung	§
Tung Law Firm, PLLC	§
2800 Post Oak Blvd., Suite 4100	§
Houston, Texas 77056	§

After recording return to:	§
Zel Khan	§
Petrolia Energy Corporation	§
710 N Post Oak #512	§
Houston, TX 77024	§

Quitclaim Deed

KNOW ALL MEN BY THESE PRESENTS THAT:
For valuable consideration of $ 10.00, and other good and valuable consideration, the receipt of which is hereby acknowledged, Craig Cavalier, of Dead Aim Investments, LLC, a limited liability company whose tax mailing address is 7001 Academy Street, Houston, Texas 77025, (the "Grantor"),  does  hereby quitclaim unto  Petrolia Energy Corporation,  a Texas corporation, whose tax mailing address is 710 N Post Oak #512, Houston, TX 77024, (the "Grantee"), the following lands and property, any right, title or interest of any kind in minerals, including oil and gas, of any type, mineral rights, mineral leases, assignments or interests on, in, and under the described property, together with all improvements attached to the property, lying in the County of Chavez County, New Mexico, State of New Mexico:

TWIN LAKES FIELD IN CHAVEZ COUNTY, NEW MEXICO, COVERING ALL OF THE FOLLOWING:
THE SE/4 AND THE E/2 SW/4 AND THE SW/4 SW/4 AND THE W/2 SE/4 AND THE SW/4, W/2 SE/4 AND SE/4 SW/4 AND THE SW/4 SE/4 AND THE NW/4 SW/4 AND THE NE/4 SW/4 AND THE NW/4 SE/4 OF SECTION /8;

THE E/2 SW/4 AND THE W/2 SE/4 AND W/2 SW/4 AND THE SE/4 SE/4 AND THE SW/4 W/2 SE/4, SE/4 SE/4 ABD TGE SE/4 SW/4 AND THE SW/4 SE/4 AND THE SW/4 SW/4 AND THE NW/4 SW/4 AND THE NE/4 SW/4 AND THE SW/4 SE/4 AND THE NE/4 SE/4 OF SECTION J 9;
THE NW/4 NW/4 SW/4 NW/4 NE/4 SE/4 NW/4 AND THE SW/4 NE/4 AND THE SW/4 SE/4 OF SECTION 30;

Quitclaim Deed

TRACT I ALL OF SECTION 4, TRACT I N/2 AND THE S/2 OF SECTION 5 AND THE S/2 & NE/4 OF SECTION 6;

THE 2 E/2 OF SECTION /3 AND THE E/2 SECTION 24 AND THE NE/4
SECTION 25;
THE SW/4 AND THE SE/4 AND THE NE/4 OF SECTION 12: THE NW/4 AND THE N/2 S/2 AND THE NE/4 OF SECTION 11; THE E/2 SE/4 OF SECTION J 3;
THE NE/4 AND THE SE/4 NW/4 AND THE S/2 SE/4 AND THE NE/4 SE/4 OF SECTION 25;

THE SE/4 NW/4 AND THE NW/4 NW/4 AND THE NW/4 SE/4 AND THE SE/4 SE/4 AND THE SW/4 NE/4 AND THE NE/4 NE/4 AND THE SE/4 NE/4 AND THE NE/4 SW/4 AND THE NE/4 NW/4 AND TGE W/2 SW/4 AND THE SW/4 SE/4 AND THE NW/4 NE/4 AND THE SW/4 NW/4 OF SECTION 36;
THE SE/4 SE/4 OF SECTION 26;
THE E/2 NE/4 AND THE SE/4 NE/4 AND THE SE/4 SE/4 AND THE E/2 SE/4 OF SECTION 35;

THE E/2 OF SECTION 31;
THE W/2 SW/4 OF SECTION 32; THE W/2 OF SECTION 5;
All OF SECTION 6;

SE/4 NE/4 AND THE NE/4 SE/4 OF SEC/TON 7; AND N/2 NW/4 AND THE SW/4 NW/4 OF SECTION 8.

Prior instrument reference: Book CREC 00673 page 00023 , document No. 20110000282, the recorder of Chaves County, New Mexico.
Subject to all easements, rights-of-way, protective covenants and mineral reservations of record, if any.

TO HAVE AND TO HOLD same unto the Grantee and the Grantee's heirs and assigns forever, with all appurtenances attached to the property.

Quitclaim Deed

Taxes will be paid by the Grantee.

Send tax statements to:
Petrolia Energy
Corporation
710 N Post Oak #512, Houston, TX 77024

IN WITNESS WHEREOF this quitclaim deed was executed by the Grantor on this   12th   day of February, 2017.

Dead Aim Investments, LLC

/s/ Craig Cavalier
Craig Cavalier
Manager

STATE OF TEXAS                       §
                                                         §
COUNTY OF HARRIS                 §

SUBSCRIBED AND SWORN TO BEFORE ME on this 12th day of February, 2017, by Craig Cavalier on behalf of and with the authority of Dead Aim Corporation, a Texas corporation.

Notary Public, State of Texas
My commission expires: 01/19/2020